Dollar Reserves

11 Hanover Square, New York, NY 10005
1-800-847-4200
212-363-1100
http://www.bull-and-bear.com


A High Quality Money
Market Fund Investing in
U.S. Government Securities-
Income is Generally Free from State and Local Income Taxes
Semi-Annual Report
December 31, 1996

February 15, 1997

Fellow Shareowners:

         We are pleased to welcome our many new shareowners who have joined us by opening Bull & Bear Dollar Reserves accounts of various types, such as Gifts/Transfers to Minors, IRA and other qualified retirement plans, and regular individual, joint and corporate accounts. We know many have chosen Dollar Reserves as a convenient and competitively yielding "parking place" by moving assets into the Fund from other investments. We also welcome those joining us through their Bull & Bear Securities discount brokerage sweep account, in which cash balances are promptly, automatically and productively put to work in shares of the Fund.

Review and Outlook

         During the second half of the year, the economy was characterized by moderate growth and consistently low levels of inflation, with "overall" and "core" Consumer Price Index figures up just 3.3% and 2.6%, respectively. Reflecting this, the Federal Reserve has maintained its targeted Federal Funds rate, the amount banks charge each other for overnight loans, at a relatively low level of 5.25% since January 1996. This is the longest period of unchanged rates since 1993, and confirms the modestly expanding overall economy and acceptable rates of inflation we have enjoyed throughout this period.

         Over 1.2 million new jobs were created during the past six months. Although this was about 25% less than were created during the first half, the unemployment rate nevertheless fell to its lowest level since 1989. Other measures of employment, such as the length of the average work week and overtime hours also continue to confirm increased demands for labor. Tightness in labor markets needs to be monitored closely because it creates the potential for inflationary pressure on wages, and as personal income rises, the demand for goods and services rises throughout the economy.

         Looking ahead, we see several variables that support the continuation of last year's moderate growth and low inflation experience. While personal income continues to grow at a rapid pace, demand pressures should be moderated by high levels of consumer debt. Demographic trends should also restrain consumption, particularly demand related to housing and durable goods.

Affordable Plans for Growing Your Account

         We therefore anticipate relatively stable intermediate and long term domestic interest rates over the balance of the year. This, plus the Fund's all-weather, safety-conscious approach makes it an

Dollar Reserves
ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer the Bull & Bear Automatic Investment Program, with three different Plans to facilitate an automatic monthly investment of $50 or more into your Fund account.

         - The Bull & Bear Bank Transfer Plan lets you purchase Fund shares on a certain day each month by transferring electronically the dollar amount you specify from your regular checking account, NOW account, or bank money market deposit account.

         - In the Bull & Bear Salary Investing Plan, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

         - The Bull & Bear Government Direct Deposit Plan allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

         If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, where you can earn American Airlines(R) AAdvantage(R) miles on every trade, we would be very pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Center Representative will be glad to assist you, as always, without any obligation on your part.


Sincerely,



                  Robert D. Anderson        Steven A. Landis
                  Vice Chairman             Senior Vice President
                                            Portfolio Manager

Mutual Funds


Bull & Bear Dollar       A high quality moneymarket fund investing in U.S.
Reserves                 Government securities. Income is generally free from
                         state  income and
                         intangible personalproperty  taxes. Free, unlimited
                         check   writing   with only  a  $250  minimum per check

Bull & Bear Gold         Seeks long term capital appreciation in investments
Investors                with the potential to provide a hedge against inflation
                         and preserve the purchasing power of the dollar.

Bull  &  Bear           Invests   aggressively  for  maximum
Special Equities Fund   capital appreciation.

Bull & Bear              Invests worldwide for the highest possible total
U.S. and Overseas        return.
Fund

Call  our   toll-free   number  for  a   prospectus
containing more complete information, including charges and expenses. Please read it carefully before you invest.

Closed-end
investment
companies listed on
the American Stock
Exchange

Bull & Bear              Investing for a high level of income from a global
Global Income Fund       portfolio of primarily investment grade fixed income
                         securities.



Bull & Bear              Bull & Bear  Investing  for  the  highest  possible
Municipal Income Fund    income exempt from Municipal  Income Federal income
                         tax that is consistent with Fund preservation of principal.


Bull & Bear U.S.         Investing for a high level of current income, liquidity
Government               and safety of principal.
Securities Fund

Discount Brokerage
Services

 Bull & Bear          Receive the investment information you need and the
 Securities, Inc.     low commissions you expect. Plus you can earn American
                      Airlines(R)AAdvantage(R)    miles
                      every  time you trade.   And  you  can  save an
                      additional 10% off our already low commission
                      rates   when  you  use Bull & Bear PC  OnLine
                      Investment    CenterSM and/or   Bull  &  Bear
                      TeleQuote/   TeleTrade  SM. (There is no check
                      writing   minimum  for  Bull & Bear  Performance  Plus(R)
                      accounts.)








Call Toll Free
1-800-VIP-4200

Total Return Performance. For the period ended December 31, 1996, Bull &
Bear Dollar Reserves' 7-day compound yield was 4.75% on a current yield of 4.64%. Past performance does not guarantee future results. Investment return will fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.


                           BULL & BEAR DOLLAR RESERVES
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996
                                   (UNAUDITED)





                                                         ANNUALIZED
                                                         YIELD ON
                                                         DATE OF
  PRINCIPAL                                              PURCHASE
    AMOUNT                                                                                 VALUE*
             U.S. GOVERNMENT AGENCIES (100.0%)
 $3,250,000  Federal Farm Credit, due 2/03/97               5.32%                      $  3,248,375
  1,500,000  Federal Farm Credit, due 2/03/97                5.32                         1,500,157
  1,000,000  Federal Farm Credit, due 5/02/97                5.39                         1,000,416
  5,840,000  Federal Farm Credit, due 9/02/97                5.36                         5,839,640
  3,000,000  Federal Home Loan Banks, due 1/02/97            5.45                         3,000,044
  1,025,000  Federal Home Loan Banks, due 1/06/97            5.60                         1,024,203
  3,915,000  Federal Home Loan Banks, due 1/09/97            5.33                         3,910,427
  5,500,000  Federal Home Loan Banks, due 1/13/97            5.27                         5,498,765
  2,500,000  Federal Home Loan Banks, due 1/16/97            5.29                         2,494,563
  1,000,000  Federal Home Loan Banks, due 1/17/97            5.45                         1,000,994
  4,865,000  Federal Home Loan Banks, due 1/23/97            5.28                         4,849,468
  1,500,000  Federal Home Loan Banks, due 1/28/97            5.34                         1,494,083
  3,500,000  Federal Home Loan Banks, due 1/30/97            5.30                         3,485,170
  1,000,000  Federal Home Loan Banks, due 2/03/97            5.32                         1,000,290
  1,000,000  Federal Home Loan Banks, due 2/06/97            5.28                           994,790
  1,500,000  Federal Home Loan Banks, due 2/07/97            5.46                         1,491,629
  1,000,000  Federal Home Loan Banks, due 2/07/97            5.32                           999,341
  1,210,000  Federal Home Loan Banks, due 2/20/97            5.40                         1,200,992
  5,590,000  Federal Home Loan Banks, due 3/20/97            5.36                         5,590,000
  1,500,000  Federal Home Loan Banks, due 3/27/97            5.37                         1,481,229
  3,000,000  Federal Home Loan Banks, due 5/28/97            5.43                         3,001,641
  1,410,000  Student Loan Marketing Assn., due 1/23/97       5.62                         1,410,097
  5,000,000  Student Loan Marketing Assn., due 2/13/97       5.36                         4,999,577
  3,020,000  Tennessee Valley Authority, due 1/15/97         5.47                         3,020,478
                                                                                       -------------
                TOTAL INVESTMENTS (100.0%)                                              $63,536,369
                                                                                        ===========


* Cost of investments for financial reporting and for Federal income tax purposes is the same as value.


              See    accompanying    notes    to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

ASSETS:
Investments at value which equals amortized cost (note 1)........................   $63,536,369
=========================================================                           ===========
Cash                                                                                     58,976
====                                                                                     ======
Interest receivable                                                                     722,357
===================                                                                     =======
Other assets                                                                              4,789
============                                                                     --------------
     Total assets                                                                    64,322,491
LIABILITIES:
Accrued expenses                                                                        105,258
Payable for distributions to shareholders                                                 3,676
      Total liabilities                                                                 108,934
NET ASSETS: (applicable to 64,143,379 outstanding shares: 500,000,000 shares
of                                                                                  $64,213,557
$.01 par value authorized)
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($64,213,557 _ 64,143,379)                                                                $1.00
                                                                                          =====
At December 31, 1996, net assets consisted of:
Paid-in capital                                                                     $64,221,160
Accumulated net realized loss on investments.....................................       (7,603)
                                                                                 -------------
                                                                                    $64,213,557



                     See   accompanying   notes   to   financial statements.


Dollar Reserves



STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1996 (Unaudited)

INVESTMENT INCOME:
Interest.........................................................................$1,757,795
========                                                                         ----------
EXPENSES:
=========
Investment management (note 3)...................................................   162,212
==============================                                                      =======
Distribution (note 3)............................................................    81,106
=====================                                                                ======
Transfer agent...................................................................    50,118
==============                                                                       ======
Professional (note 3)............................................................    24,483
=====================                                                                ======
Custodian........................................................................    24,406
=========                                                                            ======
Registration (note 3)                                                                21,095
=====================                                                                ======
Shareholder administration (note 3)                                                  12,735
===================================                                                  ======
Printing                                                                             12,682
========                                                                             ======
Directors                                                                             5,265
=========                                                                             =====
Miscellaneous                                                                           970
=============                                                                    ----------
Total expenses                                                                      395,072
==============                                                                      =======
Investment management fees and distribution plan expenses waived (note 3)         (162,212)
=========================================================================        ----------
Net expenses                                                                        232,860
============                                                                     ----------
Net investment income                                                             1,524,935
=====================                                                            ----------
NET REALIZED GAIN FROM SECURITY TRANSACTIONS:                                           392
=============================================                                    ----------
Net increase in net assets resulting from operations                             $1,525,327
====================================================                             ----------





                         See   accompanying   notes  to  financial statements.


Dollar Reserves

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1996 (Unaudited) and for the Year Ended June 30, 1996

                                                                   DECEMBER 31,            JUNE 30,

                                                                        1996                 1996
                                                                        -----               -----
OPERATIONS:
Net investment income................................................. $  1,524,935          $2,870,569
=====================                                                  ============          ==========
Net realized gain (loss) from security transactions...................          392               (108)
===================================================                   -------------  =======-----------
Net increase in net assets resulting from operations..................    1,525,327           2,870,461
====================================================                      =========           =========
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($.024 and $.047 per share,
respectively).........................................................  (1,524,078)         (2,871,484)
=============                                                           ===========         ===========
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a)....    1,745,027         (2,809,991)
==================================================================    -------------        ------------
Total increase (decrease) in net assets...............................    1,746,276         (2,811,014)
=======================================                                   =========        ============
NET ASSETS:
Beginning of period...................................................   62,467,281          65,278,295
===================                                                    ------------         -----------
End of period.........................................................  $64,213,557         $62,467,281
=============                                                           ===========         ===========
--------------



(a)  Transactions in capital shares were as follows:


                                                                   DECEMBER 31,     JUNE 30,
                                                                     1996            1996
                                                                 ----------        ---------


Shares sold........................................................ $36,199,913         $122,565,315
===========                                                         ===========         ============
Shares issued in reinvestment of distributions.....................   1,481,650            2,786,829
==============================================                        =========            =========
Shares redeemed....................................................(35,936,536)        (128,162,135)
===============                                                    ------------        -------------
Net increase (decrease)............................................$  1,745,027       $  (2,809,991)
=======================                                            ============       ==============



                      See   accompanying   notes  to  financial statements.


Dollar Reserves

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear Global Income Fund is the other series of the Company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities, as set forth in its prospectus.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1996, the Fund had an unused capital loss carryforward of approximately $8,900 of which $8,600 expires in 2003 and $300 in 2004.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million,
 .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $81,106 of its management fee for the six months ended December 31, 1996. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's distributor. The Fund reimbursed the Investment Manager $12,575 for providing certain administrative and accounting services at cost for the six months ended December 31, 1996.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The distribution fees were waived by Investor Service Center for the six months ended December 31, 1996. Investor Service Center also received $12,735 for shareholder administration services it provided to the Fund at cost for the six months ended December 31, 1996.




FINANCIAL HIGHLIGHTS

                                                     Six Months
                                                     Ended
                                                     December 31,               Years Ended June 30,
                                                                  1996*         1996         1995         1994       1993    1992
PER SHARE DATA
Net asset value at beginning of period                                       $ 1.000     $  1.000     $  1.000   $  1.000    $1.000
Income from investment operations:
     Net investment income                                                      .024         .047         .044       .026      .26
Less distributions:
     Distributions from net investment income                       (.024)       (.047)      (.044)       (.026)     (.026)   (.042)
Net asset value at end of period                                 $  1.000     $  1.000    $  1.000     $  1.000   $  1.000    1.000
TOTAL RETURN                                                        4.74%        4.81%       4.53%        2.59%      2.63%    4.28
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                      $64,214      $62,467       $65,278       $76,351  $64,673  $63,832
Ratio of expenses to average net assets (a)                          .72%         .90%       .89%          .89%        .75%    .80
Ratio of net investment income (loss) to
     average net assets (b)                                                      4.70%      4.70%         4.41%       2.56%   2.59%
                                                                    4.24

(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.22%*, 1.40%, 1.39%, 1.39%, 1.25% and 1.22% for the six months ended December 31, 1996 and for the years ended June 30, 1996, 1995, 1994, 1993 and 1992,  respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.20%*, 4.20%, 3.91%, 2.06%, 2.09% and 3.82% for the six months ended December 31, 1996 and for the years ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively.
  *           Unaudited.
 **           Annualized.


Dollar Reserves

11 Hanover Square
New York, NY 10005
1-800-847-4200   1-212-363-1100
http://www.bull-and-bear.com

Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account. 1-800-847-4200
1-212-363-1100

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.





Dollar Reserves